Vanguard Emerging Markets Select Stock Fund

Supplement to the Prospectus and Summary Prospectus Dated June 13, 2011

Subscription Period

Vanguard Emerging Markets Select Stock Fund is not immediately available for investment. The Fund will hold a subscription period from June 14, 2011, through June 27, 2011. During this period, the Fund will invest in money market instruments, rather than follow its normal investment policies. This strategy should allow the Fund to accumulate sufficient assets to construct a complete portfolio within a single day (June 28, 2011), and is expected to reduce initial trading costs.

The Fund reserves the right to terminate or extend its subscription period prior to June 27, 2011.

During the subscription period, retail investors who invest directly with Vanguard, including Voyager, Voyager Select, and Flagship clients, may invest in the Fund online, by telephone, or by mail (including by check, bank transfer, or exchange from another Vanguard fund account). Please see the Investing With Vanguard section of the prospectus for more details.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 752 062011